STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	10
Beginning Date of Accrual Period	22-Jul-02
End Date of Accrual Period	19-Aug-02
Distribution Date	20-Aug-02
Previous Distribution Date	22-Jul-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 25,474,784.38
Principal Collections	19,511,644.26
Interest Collections (net of servicing fee)	5,695,645.88
Servicing Fee	267,494.24
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,474,784.38
Interest Paid to Certificates	940,201.93
Principal Paid to Certificates	24,267,088.21
Equity Certificate	-
Servicing Fee	267,494.24

Balance Reconciliation

Begin Principal Balance	641,986,179.84
Principal Collections (including repurchases)	19,511,644.26
Charge off Amount	265,377.62
End Principal Balance	622,209,157.96

Collateral Performance
Cash Yield (% of beginning balance)	11.15%
Charge off Amount (% of beginning balance)	0.50%
Net Yield	10.65%

Delinquent Loans
30-59 days principal balance of loan	17,955,554.52
30-59 days number of loans	191
60-89 days principal balance of loan	3,094,347.04
60-89 days number of loans	40
90+ days principal balance of loan	11,350,930.99
90+ days number of loans	118

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,271
Number of HEL outstanding (EOP)	7,066
Number of Loans that went into REO	4
Principal Balance of Loans that went into REO	489,332.01

Overcollateralization
Begin OC Amount	128,828,924.48
OC Release Amount	0.00
Extra Principal Distribution	4,490,066.33
End OC Amount	133,318,990.81

Target OC Amount	142,530,364.62
Interim OC Amount	128,563,546.87
Interim OC Deficiency	13,966,817.75

Monthly Excess Cashflow	4,490,066.33

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 64.79%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.21000%
Class A Pass-Through Rate	2.21000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.79000%
Class M Pass-Through Rate	2.79000%
Available Funds Cap	11.33607%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.370861
2. Principal Distribution per $1,000	32.160155
3. Interest Distribution per $1,000	1.210706

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.21000%
2. Days in Accrual Period	29

3. Class A Interest Due	812,056.86
4. Class A Interest Paid	812,056.86
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	456,140,538.14
2. Class A Principal Due	21,570,780.81
3. Class A Principal Paid	21,570,780.81
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	434,569,757.33

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.6479057
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6984303

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.688603
2. Principal Distribution per $1,000	32.160155
3. Interest Distribution per $1,000	1.528448

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.79000%
2. Days in Accrual Period	29

3. Class M Interest Due	128,145.07
4. Class M Interest Paid	128,145.07
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	57,016,717.21
2. Class M Principal Due	2,696,307.40
3. Class M Principal Paid	2,696,307.40
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	54,320,409.81

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.6479057
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0873025